Prepayments and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2020
Prepayments and Other Current Assets
Summary of prepayments and other current assets

The following is a summary of prepayments and other current assets (in thousands):

	December 31,	December 31,
	2019	2020
	RMB	RMB
Guarantee payment made to Blizzard - royalty fees	356,033	334,760
Prepayment for royalties, revenue sharing cost	2,627,048	2,389,880
Receivable due from Alibaba	—	1,360,279
Interest and other operating income receivable	524,069	682,328
Prepayments of content and marketing cost and other operational expenses	569,122	547,758
Prepayment for sales tax and deductible value added tax	483,547	477,103
Bridge loans in connection with ongoing investments	21,259	6,469
Deposits	11,882	63,844
Employee advances	79,823	74,325
Advance to suppliers	26,664	66,930
Others	117,975	108,757
	4,817,422	6,112,433